UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 26, 2004

                              NeoMagic Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-22009              77-0344424
(State or other jurisdiction of   Commission File Number]    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

                                 3250 Jay Street
                          Santa Clara, California 95054
                    (Address of principal executive offices)

                                 (408) 988-7020
              (Registrant's telephone number, including area code)

ITEM 5. Other Events and Regulation FD Disclosure

      On March 26, 2004, NeoMagic Corporation issued a press release announcing that Vinit Sethi, who was elected to NeoMagic's board of directors on July 3, 2003, has decided not to run for re-election at its annual meeting of stockholders this July. A copy of the press release is attached hereto as
Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NeoMagic Corporation
                                         (Registrant)

Date: March 26, 2004

                                         By: /s/ Scott Sullinger
                                             -----------------------------------
                                             Scott Sullinger
                                             Vice President of Finance and Chief
                                             Financial Officer